EXHIBIT 10.18

                                Origin Schedules
                                ----------------


1. Origin Subsidiaries and Ownership Percentages - capitalization, plan of reorganization of Origin Operating Companies

2.    Form of Stock Consignment Agreement

3.    Form of Technical Service Agreement

4.    Form of Employment Agreement

5.    List of Shareholders of State Harvest

6.    Payment allocation of Stock Purchase Agreement consideration

7.    Organizational Jurisdictions of Origin Subsidiaries

8.    State Harvest Capital Structure

9.    Jurisdiction of State Harvest

10.   Consents and Approvals Required

11.   Taxes, Tax Returns and Audits

12.   Conflicts

13.   Consents and Approvals

14.   Description of Litigation

15.   Settled Litigation

16.   Regulatory Approvals

17.   New Product List

18.   Asset Lists - Baoding

19.   Asset Lists - Changchun

20.   Asset Lists - Chengdu

21.   Asset Lists - Henan Branch

22.   Asset Lists - Henan Cotton


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23.   Asset Lists - Linze Branch

24.   Asset Lists - Beijing Headquarters

25.   Assets Lists - Liyu Technology Co.

26.   Asses Lists - Tieling Branch





                                Chardan Schedules
                                -----------------

1.    Warrant Description

2.    Consents and Approvals

3.    Interim Balance Sheet - December 13, 2004

4.    Expenses since September 30, 2004